Loss/(gain) on disposal of subsidiaries	12 Months Ended
Dec. 31, 2022
Lossgain On Disposal Of Subsidiaries Abstract
Loss/(gain) on disposal of subsidiaries

Note 19 – Disposal of subsidiaries

On June 30, 2022, the Company disposed of 100% of the equity interest of Ebang Hongling and its 100% owned subsidiary Wuhai Ebang to a third party for a cash consideration of RMB1. This disposal resulted in a gain of $5,941 for the year ended December 31, 2022.

For the period from January 1, 2022 to June 30, 2022, Ebang Hongling and Wuhai Ebang did not generate any revenue and incurred a net loss of approximately $6.7 million. Net negative assets of Ebang Hongling and Wuhai Ebang was approximately $5,941. The disposal of Ebang Hongling and Wuhai Ebang does not represent a strategic shift that has (or will have) a major effect on the Company’s operations and financial results.